SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

--------------------------------------------------------------------------------

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 23, 1998
                                (June 12, 1997)



                           IRON MOUNTAIN INCORPORATED
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


         0-27584                                         04-3107342
         -------                                         ----------
(Commission file number)                    (I.R.S. Employer Identification No.)


                      745 Atlantic Avenue, Boston, MA 02111
                      -------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (617) 535-4766
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

Item 7.  Financial Statements and Exhibits

During 1998 and 1997, the Company acquired several records management businesses. The following represents Unaudited Pro Forma Condensed Consolidated Financial Statements for certain such businesses acquired during 1998 and 1997. Pursuant to Article 11 of Regulation S-X, pro forma effect has only been given to acquired businesses for which the Company has previously filed audited financial statements in accordance with Rule 3-05 of Regulation S-X.


                                                                         Page
                                                                         ----
(b)      Pro Forma Financial Information:                                  3

              Unaudited Pro Forma Condensed Consolidated Statement of
              Operations for the Nine Months Ended September 30, 1998      4

              Unaudited Pro Forma Condensed Consolidated Statement of
              Operations for the Year Ended December 31, 1997              5

              Schedule of 1997 Acquisitions                                6

              Schedule of 1998 Acquisitions                                7

              Notes to the Unaudited Pro Forma Condensed Consolidated
              Financial Statements                                       8-11

                           IRON MOUNTAIN INCORPORATED
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The following Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 1998 and for the year ended December 31, 1997, give effect to the 1997 and 1998 acquisitions, as defined herein, and related real estate transactions, as if each had occurred as of January 1, 1997. However, the aforementioned statements of operations do not include results of operations prior to the date of acquisition, or pro forma adjustments, for acquisitions completed by Record Masters and Arcus in 1997. Pro Forma adjustments are described in the accompanying notes. See "Overview" in the accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 1998 and for the year ended December 31, 1997, give effect to the sale of 6.0 million shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") (the "Equity Offering") and the application of the net proceeds therefrom as if the Equity Offering had occurred as of January 1, 1997. In addition, the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997, gives effect to the sale of the Company's 8.75% Senior Subordinated Notes due 2009 (the "1997 Notes") and the application of the net proceeds therefrom (together with the 1997 and 1998 acquisitions and the Equity Offering, the "Transactions") as if the sale of the 1997 Notes had occurred as of January 1, 1997. Pursuant to certain SEC Rules and Regulations, the Unaudited Pro Forma Condensed Consolidated Statements of Operations do not include results of operations, or pro forma adjustments, for the 11 acquisitions completed in 1997 and the 10 acquisitions completed in 1998 that are not specifically defined herein as the 1997 or 1998 acquisitions.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of the actual results of operations that would have been reported had the 1997 and 1998 acquisitions, the Equity Offering and the sale of the 1997 Notes been consummated as of January 1, 1997, nor do they purport to indicate the results of future operations of the Company. Furthermore, the pro forma results do not give effect to all cost savings or incremental costs which may occur as a result of the integration and consolidation of the 1997 and 1998 acquisitions. In the opinion of management, all adjustments necessary to present fairly such pro forma financial statements have been made.

All of the acquisitions and related real estate transactions have been accounted for using the purchase method of accounting.

On June 30, 1998, the Company's Board of Directors approved a three-for-two stock split effected in the form of a dividend on the Company's Common Stock. Shares of the Common Stock were issued on July 31, 1998 to all stockholders of record as of the close of business on July 17, 1998. All share and per share data in the Unaudited Pro Forma Condensed Consolidated Financial Statements has been restated to reflect the stock split.

                           IRON MOUNTAIN INCORPORATED
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

                      (In thousands, except per share data)
                                   (Unaudited)


                                         Historical                                                  Pro Forma
                                            Iron                                  Pro Forma             Iron
                                          Mountain      NUS(1)       Other(1)    Adjustments          Mountain
                                          --------      ------       --------    -----------          --------
Revenues:
     Storage                              $168,046      $4,657        $1,700       $    --            $174,403
     Service and Storage Material Sales    142,461         885           467            --             143,813
                                          --------      ------        ------       -------            --------
          Total Revenues                   310,507       5,542         2,167            --             318,216
Operating Expenses:
     Cost of Sales (Excluding
       Depreciation)                       162,609       2,116         1,042            --             165,767
     Selling, General and
       Administrative                       76,666       1,121         1,099            --              78,886
     Depreciation and Amortization          36,225         713           169           169  (A)         37,276
                                          --------      ------        ------       -------            --------
         Total Operating Expenses          275,500       3,950         2,310           169             281,929
                                          --------      ------        ------       -------            --------
Operating Income (Loss)                     35,007       1,592          (143)         (169)             36,287
Interest Expense, net                       34,228         282            57        (1,132) (D)         33,435
Other Income (2)                             1,700          --            --            --               1,700
                                          --------      ------        ------       -------            --------
Income (Loss) Before Provision for
  Income Taxes                               2,479       1,310          (200)          963               4,552
Provision for Income Taxes                   4,123         544            --           453  (E)          5,120
                                          --------      ------        ------       -------            --------
Net Income (Loss)                         $ (1,644)     $  766        $ (200)      $   510            $   (568)
                                          ========      ======        ======       =======            ========
Net Loss per Common Share -
  Basic and Diluted                       $  (0.06)                                                   $  (0.02)
                                          ========                                                    ========
Weighted Average Common Shares
  Outstanding                               26,848                                   2,229  (F)         29,077
                                          ========                                 =======            ========



----------------------
(1) Represents historical results of operations for each acquisition for the period in 1998 prior to acquisition by the Company. See "Overview--1998 Acquisitions" in the accompanying Notes.

(2) Other income for the nine month period ended September 30, 1998 is comprised of a $1.7 million gain resulting from the settlement of several insurance claims related to the March 1997 fires at the Company's South Brunswick Township, New Jersey facilities.



         The accompanying Notes are an integral part of these pro forma financial statements.

                           IRON MOUNTAIN INCORPORATED
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                      (In thousands, except per share data)
                                   (Unaudited)


                                   Historical                                                          Pro Forma
                                      Iron            1997             1998         Pro Forma             Iron
                                    Mountain     Acquisitions(1)  Acquisitions(1)  Adjustments        Mountain(2)
                                    --------     ---------------  ---------------  -----------        -----------
Revenues:
     Storage                        $125,968         $33,873         $ 68,430       $    --             $228,271
     Service and Storage
       Material Sales                 82,797          15,955           48,060            --              146,812
                                    --------         -------         --------       -------             --------
         Total Revenues              208,765          49,828          116,490            --              375,083
Operating Expenses:
     Cost of Sales (Excluding
       Depreciation)                 106,879          21,859           62,384          (195) (B)         190,927
      Selling, General and
       Administrative                 51,668          15,488           40,303        (8,867) (C)          98,592
     Depreciation and
       Amortization                   27,107           3,385            8,070         6,201  (A)          44,763
                                    --------         -------         --------       -------             --------
         Total Operating Expenses    185,654          40,732          110,757        (2,861)             334,282
                                    --------         -------         --------       -------             --------
Operating Income                      23,111           9,096            5,733         2,861               40,801
Interest Expense, net                 27,712           2,466            4,247         9,783  (D)          44,208
                                    --------         -------         --------       -------             --------
Income (Loss) Before Provision
  (Credit) for Income Taxes           (4,601)          6,630            1,486        (6,922)              (3,407)
Provision (Credit) for Income Taxes      (80)          1,375              349         1,918  (E)           3,562
                                    --------         -------         --------       -------             --------
Net Income (Loss)                   $ (4,521)        $ 5,255         $  1,137       $(8,840)            $ (6,969)
                                    ========         =======         ========       =======             ========

Net Loss per Common Share -
  Basic and Diluted                 $  (0.26)                                                           $  (0.24)
                                    ========                                                            ========
Weighted Average Common Shares
  Outstanding                         17,172                                         11,587  (F)          28,759
                                    ========                                        =======             ========

-----------------
(1) See Schedule A for detail of the 1997 Acquisitions and Schedule B for detail of the 1998 Acquisitions.

(2) The Unaudited Pro Forma Condensed Consolidated Statement of Operations does not include results of operations prior to the date of acquisition, or pro forma adjustments, for acquisitions completed by Record Masters and Arcus in 1997. In addition, the Unaudited Pro Forma Condensed Consolidated Statement of Operations does not reflect one disposition by Arcus in June 1997, because the impact is immaterial to such statements. See "Overview" in the accompanying Notes.


         The accompanying Notes are an integral part of these pro forma financial statements.

                                                                      Schedule A


                           IRON MOUNTAIN INCORPORATED
                          SCHEDULE OF 1997 ACQUISITIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                 (In thousands)
                                   (Unaudited)

                                                          1997 Acquisitions (1)
                                   --------------------------------------------------------------------    Total
                                                                               Record                       1997
                                     Safesite      FileSafe     Allegiance    Masters(2)      Other      Acquisitions
                                     --------      --------     ----------    ----------      -----      ------------
Revenues:
     Storage                         $ 4,198        $5,254        $1,625       $18,999       $3,797       $33,873
     Service and Storage
       Material Sales                  6,034         3,419         1,132         4,012        1,358        15,955
                                     -------        ------        ------       -------       ------       -------
         Total Revenues               10,232         8,673         2,757        23,011        5,155        49,828
Operating Expenses:
     Cost of Sales (Excluding
       Depreciation)                   5,111         3,019         1,378        11,813          538        21,859
     Selling, General and              4,460         1,497           580         5,493        3,458        15,488
       Administrative
     Depreciation and
       Amortization                      397           289           149         2,067          483         3,385
                                     -------        ------        ------       -------       ------       -------
         Total Operating Expenses      9,968         4,805         2,107        19,373        4,479        40,732
                                     -------        ------        ------       -------       ------       -------
Operating Income                         264         3,868           650         3,638          676         9,096
Interest (Income) Expense, net            26           142           (31)        1,910          419         2,466
                                     -------        ------        ------       -------       ------       -------
Income Before Provision for
  Income Taxes                           238         3,726           681         1,728          257         6,630
Provision for Income Taxes                77            --            28         1,267            3         1,375
                                     -------        ------        ------       -------       ------       -------
Net Income                           $   161        $3,726        $  653       $   461       $  254       $ 5,255
                                     =======        ======        ======       =======       ======       =======

----------------------
(1) Represents historical results of operations for each 1997 Acquisition for the period in 1997 prior to acquisition by the Company. See "Overview--1997 Acquisitions" in the accompanying Notes.

(2) Does not include results of operations prior to the date of acquisition, or pro forma adjustments, for an acquisition completed by Record Masters in 1997. See "Overview--1997 Acquisitions" in the accompanying Notes.

                                                                      Schedule B


                           IRON MOUNTAIN INCORPORATED
                          SCHEDULE OF 1998 ACQUISITIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                 (In thousands)
                                   (Unaudited)


                                                               1998 Acquisitions (1)                   Total
                                                 ---------------------------------------------------   1998
                                                   Arcus(2)(3)        NUS              Other        Acquisitions
                                                   -----------        ---              -----        ------------
Revenues:
     Storage                                        $51,607         $ 8,931          $ 7,892          $ 68,430
     Service and Storage Material Sales              43,738           1,753            2,569            48,060
                                                    -------         -------          -------          --------
         Total Revenues                              95,345          10,684           10,461           116,490
Operating Expenses:
     Cost of Sales (Excluding Depreciation)          53,323           4,161            4,900            62,384
     Selling, General and Administrative             35,396           2,024            2,883            40,303
     Depreciation and Amortization                    6,017           1,374              679             8,070
                                                    -------         -------          -------          --------
         Total Operating Expenses                    94,736           7,559            8,462           110,757
                                                    -------         -------          -------          --------
Operating Income                                        609           3,125            1,999             5,733
Interest Expense, net                                 3,317             610              320             4,247
                                                    -------         -------          -------          --------
Income (Loss) Before Provision (Credit) for
  Income Taxes                                       (2,708)          2,515            1,679             1,486
Provision (Credit) for Income Taxes                    (696)          1,023               22               349
                                                    -------         -------          -------          --------
Net Income (Loss)                                   $(2,012)        $ 1,492          $ 1,657          $  1,137
                                                    =======         =======          =======          ========

----------------------
(1) Represents historical results of operations for each 1998 Acquisition for the year ended December 31, 1997. See "Overview--1998 Acquisitions" in the accompanying Notes.

(2) Does not include results of operations prior to the date of acquisition, or pro forma adjustments, for an acquisition completed by Arcus in 1997. See "Overview--1998 Acquisitions" in the accompanying Notes.

(3) Includes $8.1 million of stock compensation expense directly attributable to the Arcus Merger.

                           IRON MOUNTAIN INCORPORATED
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Overview

1997 Acquisitions

     In February 1997, Iron Mountain acquired the records management business of Wellington Financial Services, Inc. (d/b/a Michigan Data Storage) ("MDS"). In June 1997, Iron Mountain acquired Safesite Records Management Corporation ("Safesite") and certain related real estate for $62.2 million, including $45.0 million in aggregate fair value of Common Stock and options to purchase Common Stock and the balance in cash. In August 1997, Iron Mountain acquired Concorde Group, Inc. In September 1997, Iron Mountain acquired Data Securities International, Inc. In October 1997, Iron Mountain acquired Records Retention/FileSafe, L.P. ("FileSafe") for $45.1 million in cash and assumed debt and Allegiance Business Archives, Ltd. ("Allegiance") for $8.7 million in cash. In November 1997, Iron Mountain acquired HIMSCORP, Inc. (d/b/a Record Masters) for $85.3 million, including $36.0 million in fair value of Common Stock and the balance in cash and assumed debt. (In June 1997, Record Masters completed the acquisition of MKC, Inc. ("MKC"), a medical records management company. The results of operations of MKC prior to the date of acquisition are not included in the Pro Forma Statement of Operations. For the five months ended May 31, 1997, MKC had unaudited revenues of $0.9 million). The aggregate purchase price of the 1997 Acquisitions (including certain related real estate), excluding Safesite, FileSafe, Allegiance and Record Masters was $33.3 million including $6.8 million in aggregate fair value of Common Stock and options to purchase Common Stock.

1998 Acquisitions

     In January 1998, Iron Mountain acquired Arcus Group, Inc. ("Arcus") for $153.7 million, including $55.1 million in aggregate fair value of Common Stock and options to acquire Common Stock and the balance in cash and assumed debt. (In August 1997, Arcus completed the acquisition of an IT staffing business. The results of operations for such IT staffing business prior to the date of acquisition are not included in the Pro Forma Statement of Operations. For the period in 1997 prior to the date of acquisition, such IT staffing business had unaudited revenues of $5.7 million). Additionally, in January 1998, Iron Mountain acquired Midwest Records Management (a division of I-GO Van & Storage Co.). In February 1998, Iron Mountain acquired Sloan Vaults, Inc. (d/b/a The Vault). In April 1998, Iron Mountain acquired InterMation, Inc. In July 1998, Iron Mountain acquired National Underground Storage, Inc. ("NUS") for $29.9 million in cash and assumed debt. The aggregate purchase price of the 1998 Acquisitions (including certain related real estate), excluding Arcus and NUS was $34.6 million including $12.1 million in aggregate fair value of Common Stock.

Allocation of Purchase Price

     The aggregate consideration paid for the 1997 and 1998 acquisitions was $452.8 million, consisting of $155.0 million in aggregate fair value of Common Stock and options to purchase Common Stock and $297.8 million in cash and assumed debt. The excess of the purchase price over the book value of the net assets acquired for each of the acquisitions has been allocated to tangible and intangible assets, based on the Company's estimate of the fair value of the net assets acquired. The allocation of the aggregate purchase price is illustrated below (in millions):

                1997 Acquisitions:
                Allocation of Purchase Price:
                    Current Assets                                                $  14.6
                    Property, Plant and Equipment                                    30.8
                    Other Long-term Assets                                            2.8
                    Current Liabilities                                             (23.2)
                    Deferred Income Taxes                                            (1.7)
                    Other Long-term Liabilities                                      (1.0)
                    Goodwill                                                        212.3
                                                                                  -------
                        Purchase Price of 1997 Acquisitions                                     $234.6

                1998 Acquisitions:
                Allocation of Purchase Price:
                    Current Assets                                                $  23.6
                    Property, Plant and Equipment                                    42.9
                    Other Long-term Assets                                            4.2
                    Current Liabilities                                             (23.1)
                    Deferred Income Taxes                                            (1.3)
                    Other Long-term Liabilities                                      (2.3)
                    Goodwill                                                        174.2
                                                                                  -------
                       Purchase Price of 1998 Acquisitions                                       218.2
                                                                                                ------
                        Total Purchase Price of the 1997 and 1998 Acquisitions                  $452.8
                                                                                                ======

         The 1997 and 1998 acquisitions are assumed to be financed with Common Stock, options to purchase Common Stock, the 1997 Notes and the Equity Offering as follows (in millions):

      1997 Acquisitions:
            Fair Value of Common Stock Issued                                     $  84.7
            Fair Value of Options Granted                                             3.1
            Proceeds from the 1997 Notes                                            146.8
                                                                                  -------
                 Purchase Price of 1997 Acquisitions                                            $234.6

      1998 Acquisitions:
            Fair Value of Common Stock Issued                                     $  51.5
            Fair Value of Options Granted                                            15.7
            Proceeds from the 1997 Notes                                             95.8
            Proceeds from the Equity Offering                                        55.2
                                                                                  -------
                 Purchase Price of 1998 Acquisitions                                             218.2
                                                                                                ------
                     Total Purchase Price of the 1997 and 1998 Acquisitions                     $452.8
                                                                                                ======


Statements of Operations

     Storage revenues consist of periodic charges related to the storage of materials. Service and storage material sales revenues consist of charges for related service activities and the sale of storage materials. In certain circumstances, based upon customer requirements, storage revenues include periodic charges associated with normal, recurring service activities.

Pro Forma Adjustments

     The accompanying pro forma statements of operations for the nine months ended September 30, 1998 and the year ended December 31, 1997 have been prepared as if the Transactions had occurred on January 1, 1997 and reflect the following pro forma adjustments:

     (A) To reflect additional depreciation expense based on the fair value of the assets acquired and the remaining useful lives and the amortization of goodwill. Property and equipment are depreciated over three to 50 years, goodwill is amortized over 25 to 30 years, software is amortized over three years and covenants not-to-compete are amortized over two to five years on a straight-line basis. Such depreciation and amortization may change upon final determination of the fair value of the net assets acquired.

     (B) To reduce cost of sales to eliminate rent expense for facilities purchased by the Company as part of certain acquisitions that would not have been incurred had such acquisitions occurred as of January 1, 1997. All such facilities had been previously owned by affiliates of the acquired companies.

     (C) To reverse stock compensation expense directly attributable to the Arcus Merger and to conform the accounting policies of certain acquired companies to those of the Company with respect to the capitalization of costs for software developed for internal use.

     (D) Pro forma adjustments to Interest Expense consist of the following (in millions):

                                                                               Nine Months           Year
                                                                                  Ended             Ended
                                                                              September 30,      December 31,
                                                                                  1998               1997
                                                                             --------------    ---------------
             Acquisition Adjustments:
             Reverse interest expense on debt retired or not assumed             $(0.3)            $(6.4)

             Use of Proceeds Adjustments:
             Reverse interest income on cash balances of the Company used
                 to finance acquisitions                                           0.2               0.3
             Reverse interest expense on debt of the Company retired with
                 proceeds from the 1997 Notes and the Equity Offering             (1.0)             (2.4)
             Record interest expense relating to the 1997 Notes including
                 amortization of deferred financing costs                           --              18.3
                                                                                 -----             -----
                     Total Acquisition and Use of Proceeds Adjustments           $(1.1)            $ 9.8
                                                                                 =====             =====

     (E) To adjust the provision for income taxes to a 40% rate on pro forma income before nondeductible goodwill amortization and other nondeductible expenses.

     (F) To adjust the pro forma weighted average common shares-basic outstanding as if the Transactions had occurred on January 1, 1997. The number of shares of Common Stock issued and the adjustments are as follows (in thousands):

                                                                            Adjustment to Weighted Average Shares
                                                                        -----------------------------------------------
                                                 Total Number of         Nine Months Ended           Year Ended
Transactions                                      Shares Issued          September 30, 1998        December 31, 1997
-------------------------------------------    --------------------     ---------------------    ----------------------
Equity Offering                                        6,038                    2,057                    6,038
Safesite                                               2,655                       --                    1,178
DSI                                                      341                       --                      228
Record Masters                                         1,803                       --                    1,497
Arcus                                                  2,157                       --                    2,157
Other                                                    489                      172                      489
                                                      ------                    -----                   ------
    Total Shares Issued for the Transactions          13,483                    2,229                   11,587
                                                      ======                    =====                   ======

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         IRON MOUNTAIN INCORPORATED
                                         ---------------------------------------
                                         (Registrant)





November 23, 1998                        By: /s/ Jean A. Bua
-----------------                            -----------------------------------
   (date)                                Jean A. Bua
                                         Vice President and Corporate Controller
                                         (Principal Accounting Officer)